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                                     EXCESS
                   MEDICAL PROFESSIONAL AND GENERAL LIABILITY
                                INSURANCE POLICY

Policy Number:                Company:
  NPD 0103388                 [08]  Reliance Insurance Company of Illinois
      -------
Renewal of                    Home Office - Chicago, IL
  NPD 0103388                 Administrative Office - Philadelphia, PA
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                                  DECLARATIONS

ITEM 1.   NAMED INSURED AND ADDRESS:
          Sierra Health Services, Inc.
          888 S. Rancho Drive
          P.O. Box 15645
          Las Vegas, NV 89106

ITEM 2.   POLICY PERIOD:

          Effective Date :  6-1-94  Expiration Date:  6-1-95
                            ------                    ------
          (12:01 A.M. - Standard Time at your address shown in Item 1)

ITEM 3.   RETROACTIVE DATE:   PROFESSIONAL LIABILITY: JULY 5, 1989
                              GENERAL LIABILITY:  JUNE 1, 1991 UNLESS
                                                  SPECIFIED ELSEWHERE

ITEM 4    SELF-INSURED RETENTION:       ITEM 5.   LIMIT OF LIABILITY:

          Per Medical Incident $  250,000 For Coverage A - Medical Professional
                               ---------- Liability
          Per Occurrence       $  250,000 Per Medical Incident $5,000,000
                               ----------                      ----------
          Aggregate            $1,000,000 Aggregate            $5,000,000
                               ----------                      ----------
          [Damage & Defense Cost
          exhaust SIR]

ITEM 6.   PREMIUM:  $500,000            For Coverage B - General Liability
                    --------
                    (minimum & deposit) Per Occurrence       $5,000,000
                                                             ----------
                                        Aggregate            $5,000,000
                                                             ----------
                                             (See endorsement No. 4)

ITEM 7 PROFESSION/BUSINESS OF THE NAMED INSURED: MULTI-SPECIALTY HEALTHCARE PROVIDER

ITEM 8.   FORMS/ENDORSEMENTS:  SEE TABLE OF CONTENTS.

Producer Code:      Producer: Professional Risk Management
    81612           ---------------------------------------------
                    Services, Inc.,
                    ---------------------------------------------
                    14441 Street N.W. Suite 1100
                    ---------------------------------------------
                    Washington, DC 26005
                    ---------------------------------------------

    Date: 10/31/94       /s/ Lisa Trainor
          --------       -----------------------------------
                         Authorized Representative

                                        By: /s/ Eric Springall
                                           ---------------------------------
                                                  Surplus Lines Broker